SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use by Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

MGT CAPITAL INVESTMENTS, INC.
(Name of registrant as specified in its charter)

N/A
(Name of persons filing proxy statement, if other than registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 2, 2011

TO THE STOCKHOLDERS OF MGT CAPITAL INVESTMENTS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders (the "Meeting") of MGT Capital Investments, Inc., a corporation formed under the laws of the State of Delaware (“MGT”, the "Company", “we” or “us”) will be held at 10:00 a.m. (Greenwich Mean Time) on February 2, 2011 at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom for the following purpose:

1.	Election of Directors Proposal - the election of five (5) Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1”);
2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 (“Proposal 2”);

3.	Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation (“Proposal 3”);
4.
Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation (“Proposal 4”); and

5.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Stockholders of record at the close of business on December 24, 2010 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

By Order of the Board of Directors,

/s/ Allan Rowley
Allan Rowley Chief Executive Officer

December 30, 2010

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on February 2, 2011

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at http://www.mgtci.com/annuals.cfm

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 2, 2011

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the stockholders (the "Stockholders") of MGT Capital Investments, Inc. (“MGT,” the “Company,” “we,” “us” or “our”), shall be held on February 2, 2011 at 10:00 a.m. (Greenwich Mean Time) at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom and at any adjournment or postponement thereof.

Only Stockholders of record at the close of business on December 24, 2010 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 39,050,590 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters coming before the Meeting.

All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted “FOR” the proposals (the "Proposals") as described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board of Directors (the “Board”) written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The Board has approved for submission to Stockholders the following Proposals and recommends the Stockholders vote "FOR" each of the Proposals listed below:

1.
Election of Directors Proposal- to elect five Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1” or the “Director Proposal”);

2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 (“Proposal 2” or the “Ratification of Auditors Proposal”);

3.
Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation (“Proposal 3” or the “Advisory Resolution on Executive Compensation Proposal”);

4.
Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation (“Proposal 4” or “Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal”); and

5.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The presence, in person or by properly executed proxy, of holders representing not less than a majority of the issued and outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  An abstention from voting on the Ratification of Auditors Proposal, Advisory Resolution on Executive Compensation Proposal, or Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation will have the same effect as a vote against such proposal.

Brokers holding Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, in the absence of specific instructions from the beneficial owners, brokers have discretionary authority to vote on "routine" matters.  This is known as a “broker non-vote.”  Each of the Director Proposal; Advisory Resolution on Executive Compensation Proposal, and Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal is considered “non-routine.”

In order for us to conduct the Meeting, a quorum must be present.  In the absence of a quorum, the holders of the majority of the shares of stock present in person or by proxy and entitled to vote or, if no stockholder entitled to vote is present, then any officer of the Company may adjourn the Meeting. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about December 30, 2010.

A Stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Corporate Secretary, by executing a revised proxy at a later date or by attending the Meeting and voting in person.  Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specification made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

We will pay all costs associated with the distribution of this Proxy Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of our Common Stock.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Corporate Secretary
MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom
011-44-207-605-1151

The date of this Proxy Statement is December 30, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.  IF YOUR BROKER HOLDS YOUR SHARES OF THE COMPANY’S COMMON STOCK IN STREET NAME, YOU MUST DIRECT YOUR BROKER ON HOW TO VOTE YOUR SHARES OR OBTAIN A PROXY FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

MGT CAPITAL INVESTMENTS, INC.

TABLE OF CONTENTS

PAGE
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	6
SUMMARY	9
PROPOSAL 1 Election of Directors - to elect five (5) Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified	11
PROPOSAL 2 Ratification of Auditors – to consider and act upon a proposal to ratify the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010	26
PROPOSAL 3 Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation	28
PROPOSAL 4 Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation	29
OTHER INFORMATION Proxy solicitation Other business Deadline for submission of Stockholder proposals for the 2011 annual meeting of Stockholders Stockholder communications Additional information	30

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

PROXY STATEMENT
For The Annual Meeting of Stockholders on February 2, 2011

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the board of directors (each a “Director”, and collectively the “Board of Directors” or “Board”) of MGT Capital Investments, Inc. (“MGT”, the “Company,” “we”, “us” or “our”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 10:00 a.m. (Greenwich Mean Time) on February 2, 2011 at the offices of the Company, which are located at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom, and at any adjournment or postponements thereof.

Only Stockholders of record at the close of business on December 24, 2010 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 39,050,590 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters coming before the Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

When is the Meeting?

The Meeting will be held on February 2, 2011, at 10:00 a.m. (Greenwich Mean Time).

Where will the Meeting be held?

The Meeting will be held at the offices of the Company, which are located at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom.

What is being considered at the Meeting?

At the Meeting, Stockholders will be considering and asked to vote on the following proposals:

1.
Election of Directors Proposal- to elect five Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1” or the “Director Proposal”);

2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 (“Proposal 2” or the “Ratification of Auditors Proposal”);

3.
Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation (“Proposal 3” or the “Advisory Resolution on Executive Compensation Proposal”);

4.
Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation (“Proposal 4” or the “Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal”); and

5.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Meeting?

You may vote at the Meeting if you owned Common Stock as of the close of business on December 24, 2010, the Record Date.  Each share of Common Stock is entitled to one vote.

Are the proposals conditioned on one another?

No.

How do I vote?

You can vote in two ways:

•	By attending the Meeting and voting thereat; or
•	By completing, signing, dating and returning the enclosed proxy card.

What if I return my proxy card but do not include voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted FOR the election of directors, FOR the ratification of the Company’s independent auditors, FOR the advisory resolution for the compensation of the Company’s named executive officers, and FOR the conducting an advisory vote on executive compensation every three years and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

If I am not going to attend the Meeting in person, should I return my proxy card instead?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this Proxy Statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts with brokers and/or our transfer agent.  Please vote all of these shares of Common Stock.  We recommend you contact your broker and/or transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Standard Registrar & Transfer Company and their telephone number is 1-801-571-8844.

What will happen if I abstain from voting or fail to vote at the Meeting?

The Company will count a properly executed proxy marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present. An abstention from voting on the Ratification of Auditors Proposal, Advisory Resolution on Executive Compensation Proposal, or Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal will have the same effect as a vote against such proposal.  An abstention from the Director Proposal will not have the effect of voting against such proposal.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If, on December 24 2010, the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Meeting.

If you hold your shares in “street name” and you sign and return a proxy card without giving specific voting instructions, your broker or other nominee will have authority to vote your shares on the Ratification of Auditors, but NOT on the Director Proposal, Advisory Resolution on Executive Compensation Proposal, or Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal..

What do I do if I want to change my vote?

If you desire to change your vote, please send a later-dated signed proxy card to our Corporate Secretary at MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom prior to the date of the Meeting or attend the Meeting in person. You may also revoke your proxy by sending a notice of revocation to the Corporate Secretary at the address above, provided such revocation is received prior to the Meeting.  If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many votes must be present to hold the Meeting?

Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by mail.  In order for us to conduct our Meeting, a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Meeting.  This is referred to as a quorum.  On the Record Date, there were 39,050,590 shares of Common Stock outstanding and entitled to vote.

What vote is required to elect directors?

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted for the purposes of meeting the quorum requirements but will not count as a vote for a director.

What vote is required to approve the Ratification of Auditors Proposal, the Advisory Resolution on Executive Compensation Proposal, and the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal?

The approval of the Ratification of Auditors Proposal will require the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy and entitled to vote, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements but will not count for purposes of determining the number of votes cast in favor of the Ratification of Auditors Proposal. Since the stockholder votes with respect to the Advisory Resolution on Executive Compensation Proposal and the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal are advisory and not binding on the Company there is no required vote for approval.

Am I entitled to any appraisal or dissenters’ rights if I vote against the Proposals and such Proposals are subsequently approved?

No.  There are no appraisal or dissenters’ rights available under General Corporation Law of the State of Delaware (the “GCL”) for the Stockholders in connection with the Proposals.

How will voting on any other business be conducted?

Although we do not know of any other business to be conducted at the Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners.  We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting.  Final voting results will be published in a Current Report on Form 8-K which will be filed no later than four business days after the Annual Meeting.

When are stockholder proposals for the 2011 annual meeting due?

Any Stockholder proposals for the 2011 annual meeting must be received by us, directed to the attention of the Company’s Corporate Secretary, MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom a reasonable time before the proxy statement for such meeting has been printed and mailed to the Company’s stockholders.  The use of certified mail, return receipt requested, is advised.  To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other application provisions of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”).

How can I obtain a list of Stockholders entitled to vote?

A list of the Stockholders entitled to vote as of the Record Date at the Meeting will be open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours for a period of 10 calendar days prior to the Meeting at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom and at the time of the Meeting for the duration of the Meeting.

How can I communicate with MGT’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to the Company’s Corporate Secretary, MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom. All communications will be compiled by the Corporate Secretary and submitted to the Board or the specified directors on a periodic basis.

SUMMARY

The following summary includes information contained elsewhere in this Proxy Statement. This summary does not purport to contain a complete statement of all material information relating to the matters discussed herein and is subject to, and is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated in this Proxy Statement, including the appendices included herein. You should carefully read this Proxy Statement in its entirety, as well as the appendices included herein.

Proposal 1— Directors Proposal
(see page 11)

At the Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified.  The four current Directors to be considered for re-election are Robert Ladd, Allan Rowley, Neal Wyman, and Peter Venton.   Richard Taney is a first time nominee for election as director.  Mr. Neal Wyman, Peter Venton, and Richard Taney are considered independent directors.

Proposal 2—Ratification of Auditors Proposal
(see page 26)

The Board is seeking the ratification of the Board’s selection of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Proposal 3— Advisory Resolution on Executive Compensation Proposal
(see page 28)

The Board is seeking stockholders approval of the Company’s compensation program for its named executive officers.

Proposal 4— Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal
(see page 29)

The Board is seeking stockholders approval to conduct an advisory vote on executive compensation every three years.

The Meeting and Proxy Solicitations

Where and When.  The Meeting will be held at the offices of the Company, located at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom, on February 2, 2011.

What You Are Being Asked to Vote on.  At the Meeting, Stockholders will be considering and asked to vote on the following proposals:  The Election of Directors Proposal, the Ratification of Auditors Proposal, the Advisory Resolution on Executive Compensation Proposal, and the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Who May Vote.  You may vote at the Meeting if you owned Common Stock as of the close of business on December 24, 2010, the Record Date.  Each share of Common Stock is entitled to one vote.

What Vote is Needed on the Directors Proposal.  Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted only for the purposes of meeting the quorum requirements.

What Vote is Needed on the Ratification of Auditors Proposal and the Advisory Resolutions.  The approval of the Ratification of Auditors Proposal will require the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy and entitled to vote, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements but will not count for purposes of determining the number of votes cast in favor of the Ratification of Auditors Proposal. Since the stockholders votes with respect to the Advisory Resolution on Executive Compensation Proposal and the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal are advisory and not binding on the Company there is no required vote for approval.

Recommendations to Stockholders

MGT’s Board of Directors recommends that MGT Stockholders vote “FOR” each of the Directors Proposal and the Ratification of Auditors Proposal. Concerning the two Advisory Resolution Proposals, MGT’s Board of Directors recommends that MGT Stockholders vote “FOR” the resolution approving the compensation of the Company’s named executive officers and that MGT Stockholders vote “FOR” conducting an advisory vote on executive compensation every three years.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, the following five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: Robert Ladd, Allan Rowley, Neal Wyman, Peter Venton and Richard Taney. Neal Wyman, Peter Venton and Richard Taney are considered independent directors.  The Company’s Board of Directors currently consists of five persons.  Robert Ladd, Allan Rowley, Neal Wyman, and Peter Venton are nominated for re-election to the Board of Directors; Richard Taney is a first time nominee for the Board of Directors.  Unless a Stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the Stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.  Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position	Director Since

Robert Ladd	52	Director	December 2010
Allan Rowley	42	Chief Executive Officer and Director	April 2006
Neal Wyman	57	Independent Director, Audit Committee Member and Remuneration and Nominations Committee Chairman	November 2004
Peter Venton	68	Chairman of the Board, Independent Director, Audit Committee Chairman and Remuneration and Nominations Committee Member	November 2004
Richard Taney	54	Nominee for Independent Director

Officers are appointed by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Robert Ladd joined the Company on December 13, 2010 as a director. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions.  From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd is a former Director of InFocus Systems, Inc. (Nasdaq – INFS, 2007 to 2009), and presently serves on the Board of Delcath Systems, Inc. (Nasdaq – DCTH, since 2006). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986).

Allan Rowley joined the Company in April 2006 as Finance Director of both Medicsight plc and Medicexchange Limited and was appointed the Company’s Chief Financial Officer as well as a member of the Company’s Board of Directors in August 2006.  As of December 13, 2010 he resigned as Chief Financial Officer of the Company and was appointed the Company’s Chief Executive Officer.  As of March 19, 2009, he resigned as Finance Director of Medicsight plc and was appointed Chief Executive Officer of Medicsight plc.  Prior to joining the Company, Mr. Rowley served in a corporate development role from August 2005 to February 2006 at ComMedica Ltd, a United Kingdom-based medical software company specializing in Picture Archiving & Communication System (“PACS”) software. In this role, he worked on financing and acquisition opportunities and on commercial proposals with the sales and finance group. Before joining ComMedica, Mr. Rowley was revenue controller and a director of European Finance from January 2001 to June 2005 at Bea Systems, a NASDAQ-listed US-based software company. Mr. Rowley has several years of experience in public accounting in the United Kingdom and United States with Arthur Andersen and Ernst & Young, respectively. Mr. Rowley is a member of the Institute of Chartered Accountants in England and Wales and holds a Master of Philosophy and a Bachelor of Science degree from Aberystwyth University College of Wales.

Neal Wyman was appointed an independent director of the Company and a member of the Audit Committee in November 2004. Mr. Wyman trained as a Chartered Accountant with Coopers and Lybrand from 1975 to 1979 before moving to KPMG in 1979 where he worked in Hong Kong for two years.  Mr. Wyman moved into the recruitment industry in London in 1981 joining Michael Page for five years and specializing in financial services, gaining experience with a diverse range of clients.  In 1986, Mr. Wyman entered executive search, joining Tyzack and Partners, one of the United Kingdom’s leading consultancies, initially specializing in the financial services industry before broadening into general appointments and professional services. Mr. Wyman now focuses on board appointments for public and private companies. He is the principal shareholder of Tyzack and Partners. Mr. Wyman is a graduate of the London School of Economics and was educated at Bryanston School in Dorset, England.

Peter Venton, OBE was appointed an independent director of the Company and a member of the Audit Committee in November 2004. Mr. Venton was appointed Chairman of the Board on December 13, 2010.  He joined the Board of Medicsight as an independent director in April 2007.  He was also an independent director of Medicsight between November 2001 and July 2005. Mr. Venton has over 30 years’ experience in the computing and telecommunications industry and holds several patents in the sector.  He is a former Chief Executive of Plessey (Radar, Defense and Electronic Systems) from 1982 to 1993 and GEC-Marconi Prime Contracts from 1990 to 1993.  He was Regional Managing Director of BAE Systems from 1997 to 2000.  Mr. Venton holds a BSc (Hons) in electronics from City University and the Advanced Management Program at Columbia University. From 2000 to present, he was a consultant to United Kingdom government departments on major projects and programs and is a member of several Program Boards.

Richard Taney is a nominee for independent director and has not previously served on the Company’s Board of Directors. .Since October 2010, Mr. Taney has been the President and CEO and a member of the board of directors of PalliaTech, Inc., a medical device and therapeutics company. Mr. Taney currently provides consulting services to Delcath Systems, Inc. (NASDAQ: DCTH), a medical technology company that developed a patented system for the targeted delivery of ultra-high dose chemotherapy to the liver for treatment of a variety of cancers.  From December 2006 until July 2009, Mr. Taney was acting CEO and subsequently CEO and President of Delcath Systems, Inc. Mr. Taney is also the founding member of T2 Capital Management, LLC, an investment management company, and a founding partner of Sandpiper Capital Partners, an investment partnership focused on private equity investments and advisory work for privately held companies involved in a variety of emerging technologies.  In addition to having extensive experience in healthcare, medical technology and financial services, Mr. Taney has spent 20 years advising, institutional and high net worth clients at Salomon Brothers, Goldman Sachs and Banc of America Securities.  He earned a Bachelor of Arts degree from Tufts University and a JD from Temple University School of Law.

Certain Relationships and Related Transactions and Director Independence

Purchases of Shares

In the year ended December 31, 2008, Tim Paterson-Brown (our former Chief Executive Officer), Allan Rowley (our current Chief Executive Officer) and David Sumner (Medicsight’s Executive Chairman) purchased, on the open market, 110,000, 118,500 and 82,000 ordinary shares, respectively, in Medicsight Plc.

Arrangements relative to Appointment as Director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “Securities Purchase Agreement”) between the Company and Laddcap Value Partners, LP (the “Purchaser”), the Purchaser agreed to purchase 6,500,000 shares of the Company’s Common Stock for $1,000,000. The Company agreed to appoint Robert Ladd, a nominee for director at the Meeting, as a director to fill the vacancy caused by the resignation of Tim Paterson-Brown. The transactions contemplated by the Securities Purchase Agreement closed on December 13, 2010. Mr. Ladd is the managing member of the general partner of Laddcap Value Partners, LP.

Director Independence

Neal Wyman, Peter Venton and Richard Taney are considered independent under Section 803A of the NYSE Amex Company Guide with which the Company must comply.

Corporate Code of Ethics

On December 28, 2007, the Board of Directors adopted a new Code of Business Conduct and Ethics which applies to all directors and employees including the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to December 28, 2007, the Company’s employees were subject to the Code of Ethics adopted by the Board of Directors on November 25, 2004.

On December 28, 2007, the Board of Directors adopted the MGT Share Dealing Code, an Anti-Fraud Policy, a Whistleblowing Policy and a Fraud Response Plan.  The Board of Directors of Medicsight adopted the Medicsight Share Dealing Code on June 6, 2007.

 Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy, the MGT Share Dealing Code and the Medicsight Share Dealing Code can be obtained, without charge, by writing to the Corporate Secretary at MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than five percent of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the “Commission”).  Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates.  The Company can report that there were no delinquent filings to report in Fiscal 2009.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman, Mr. Venton, is not an officer. Mr. Venton has served as a member of our Board since November 2004.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of MGT’s accounting and financial reporting processes and also discusses with management MGT’s financial statements, internal controls and other accounting and related matters. The Remuneration and Nominations Committee oversees certain risks related to compensation programs and oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of December 13, 2010:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

•	each person serving as a director, a nominee for director, or executive officer of the Company; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the date of this Annual Report are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, the persons named in this table have sole voting and investment power with respect to the shares shown.

Percentage beneficially owned is based upon 39,050,590 shares of common stock issued and outstanding as of December 13, 2010.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Equity Beneficially Owned

5% Beneficial Owners

Tim Paterson-Brown	2,000,000		5.1%

Directors and Officers
Robert Ladd	8,484,012	(1)	21.7%
Allan Rowley	—		—
Neal Wyman	—		—
Peter Venton	16,666		*
Richard Taney	—		—
Troy Robinson	—		—

Total Officers and Directors as a Group (6 persons)	8,500,678		21.8%

* Less than 1%.

Addresses for these directors and officers are care of the Company at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom. The address for Tim Paterson-Brown is The Manor, Redhill, Denham UB9 4LD, United Kingdom

(1)
Mr. Ladd owns 500,000 shares of Common Stock directly.  Mr. Ladd may also be deemed to be the beneficial owner of an additional 7,984,012 shares of Common Stock held by Laddcap Value Partners L.P., a Delaware limited partnership (the “Partnership”), by virtue of his ability to vote or control the vote or dispose or control the disposition of the shares of Common Stock held by the Partnership through his position as managing member of Laddcap Value Associates, LLC and Laddcap Value Advisors, LLC, each a Delaware limited liability company that serves as the general partner and investment advisor of the Partnership, respectively.

BOARD AND COMMITTEE MEETINGS AND FUNCTIONS

In the year ended December 31, 2009, the Company held 4 Board meetings, 2 Audit Committee meetings and no Remuneration and Nominations Committee meetings.  No director attended fewer than 75% of the aggregate of the Board meetings and committee meetings.  The Company does not have a policy on director attendance at annual meetings of security holders.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions.  At December 31, 2009, the membership of the Audit Committee was Peter Venton as Chairman and Neal Wyman and Dr L. Peter Fielding as members.

The Company’s Board of Directors has determined that Peter Venton, an independent director, is the audit committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 1934, serving on its audit committee.

Audit Committee Report*

The audit committee of the Board of Directors during 2009 was composed of three directors: Peter Venton as Chairman and Neal Wyman and Dr. L. Peter Fielding as members, each of whom was “independent” as defined by the American Stock Exchange.  The Board of Directors has adopted a written Audit Committee Charter, which was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-K on March 31, 2005.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal controls.  The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon.  The Committee’s responsibility is to oversee all aspects the financial reporting process on behalf of the Board of Directors.  The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditors.

The Committee discussed with the Company’s independent auditors, with and without management present, such auditors’ judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.”  The Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditors as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.

In reliance on such discussions with management and the independent auditors, review of the representations of management and review of the report of the independent auditors to the Committee, the Committee recommended (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  The Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditors, which approval is subject to ratification by the Company’s Stockholders.

Audit Committee of the Board of Directors

/s/ Peter Venton

*           The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent the Company specifically requests the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

Remuneration and Nominations Committee

We have a Remuneration and Nominations Committee that is comprised of Neal Wyman and Peter Venton (two of the Company’s independent directors) that determines the compensation of the MGT Capital Investments, Inc.’s executive officers. The Board of Directors generally follows these recommendations.  Medicsight Plc has its own Remuneration and Nominations Committee and Board of Directors that has determined the executive compensation for David Sumner (Executive Chairman until his resignation on November 30, 2010) and Allan Rowley (Chief Executive Officer).  The Medicexchange Chairman determined the executive compensation for the Chief Executive Officer of Medicexchange (Alex Van Klaveren) until the sale of the Medicexhange assets in March 2010.

Our Remuneration and Nominations Committee does not have a charter.  The Remuneration and Nominations Committee will consider director nominees recommended by security holders.  To recommend a nominee please write to the Remuneration and Nominations Committee c/o the Company, Attn: Corporate Secretary.  There are no minimum qualifications for consideration for nomination to be a director of the Company.  The Nominations Committee will assess all director nominees using the same criteria. The Nominating Committee does not consider diversity in identifying nominees for director.  Four of the five current nominees to serve as directors on our Board of Directors have previously served in such capacity.  During 2009, we did not pay any fees to any third parties to assist in the identification of nominees.  During 2009, we did not receive any director nominee suggestions from Stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of the Remuneration and Nominations Committee is or has been an officer or employee of the Company. In addition, none of the members of the Remuneration and Nominations Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

During 2009, none of our executive officers served on the compensation committee or board of directors of another entity, which entity had officers that served on our Board of Directors or the Remuneration and Nominations Committee.

Compensation Committee Report

The Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis with management.  Based on the review and discussions, those Directors have approved the inclusion of the Compensation Discussion and Analysis in our annual report on Form 10-K and this Proxy Statement.

Directors

Tim Paterson-Brown
Allan Rowley
Neal Wyman
Peter Venton
Sir Christopher Paine

EXECUTIVE COMPENSATION

(All amounts are in thousands except share and per share data.)

Compensation Discussion and Analysis

Goals of our compensation program

We provide a compensation package for our executive officers we refer to as our “named executive officers” that we believe is designed to fairly compensate them and to enhance shareholder value. We have disclosed the compensation packages for our named executive officers in the summary compensation table and related tables below. We have structured our compensation packages to motivate our named officers to achieve the Company’s business objectives and to align their interests with the interests of our shareholders. Specifically, our compensation program is designed to achieve the following objectives:

•	Attract and retain excellent executives who are appropriate for the Company’s needs;

•	Motivate and reward executives whose knowledge, skills and performance are critical to the Company’s success;

•	Motivate the executives to increase shareholder value for both the Company and its subsidiary operations through the use of options; and

•	Tie compensation to corporate and individual performance.

We use various elements of compensation to reward specific types of performance. Our employment agreements for each for our named executive officers determine the salary of each officer, which provides the basic level of compensation for performing the job expected of them. We use cash bonus awards as an incentive that provides a timely reward for attainment of exemplary corporate and individual performance in a particular period. We use stock options to provide a long term incentive, which adds value to compensation packages if the value of our common stock rises and aligns the interest of our executives with those of shareholders.

Elements of our compensation program

Our total compensation package for named executive officers consists of salary, bonuses and options. Each element of compensation is considered separately and we do not generally take into account amounts realized from prior compensation in establishing other elements of compensation. Our goal is to provide a total compensation package that we believe our named officers and our shareholders will view as fair and equitable. We consider the pay of each named executive officer relative to each other named executive officer so that the total compensation program is consistent for our executives. This is not a mechanical process, and our Board of Directors has used its judgment and experience and works with our Remuneration and Nomination Committees to determine the appropriate mix of compensation for each individual.

Named Executive Officers

We have the following named executive officers:

•
Tim Paterson-Brown - Chairman and Chief Executive Officer, MGT Capital Investments, Inc. and Non-executive Director, Medicsight plc. Mr. Paterson-Brown was appointed Executive Chairman of Medicsight plc on November 30, 2010. Mr. Paterson-Brown resigned as Chairman and Chief Executive Officer of MGT Capital Investments, Inc. on December 13, 2010.

•
Allan Rowley - Chief Financial Officer, MGT Capital Investments, Inc. and Chief Executive Officer of Medicsight plc. Mr. Rowley resigned as Chief Financial Officer of MGT Capital Investments, Inc. on December 13, 2010  and was appointed as Chief Executive Officer of MGT Capital Investments, Inc. on December 12, 2010.

•	David Sumner - Executive Chairman, Medicsight plc. Mr. Sumner resigned as Executive Chairman of Medicsight plc on November 30, 2010.

•	Alex Van Klaveren — Chief Executive Officer, Medicexchange Limited until the sale of the assets of Medicexchange Limited in March 2010.

Salary

Each named executive officer’s employment agreement determines his salary which varies with the scope of his responsibilities.  These agreements provide for an annual base salary of  $319 (£200) for David Sumner and $160 for Alex Van Klaveren.  Pursuant to their prior employment agreements, Tim Paterson-Brown and Allan Rowley received an annual salary of $382 (£240) and $319 (£200) respectively, plus a bonus each year as determined by our Board of Directors based on attainment of performance goals conveyed to the employee.  Tim-Paterson Brown was on 12 months’ notice to the Company and 36 months’ notice from the Company.  Allan Rowley was on 6 months’ notice to the Company and 24 months’ notice from the Company.  Under the contract for services dated July 29, 2010 between the Company and D4D Limited (the “D4D Agreement”), D4D Limited agreed to provide the services of Messrs. Paterson-Brown and Rowley for similar compensation. In light of Tim Paterson-Brown’s-resignations of all his positions with the Company on December 13, 2010, he became entitled to receive his base compensation until July 29, 2013. We believe that the annual salary must be competitive with the market with respect to the skills and experience that are necessary to meet the requirements of the named executive officers’ position with us.

Bonus

The employment agreement in effect for each named executive officer provides for the possibility of a cash performance bonus as determined by our Board of Directors based upon the attainment of performance goals conveyed to the officer. The Board of Directors has the discretion to increase the cash performance bonus for any year.

Stock options and option exercises of stock vested

Options to the named executive officers may be granted from the Company and or its subsidiaries. We have stock option plans in MGT Capital Investments, Inc. and in its subsidiary companies Medicsight (whose shares are listed on the AIM market of the London Stock Exchange under the ticker symbol MDST.L) and Medicexchange (whose shares are not listed on any stock exchange).

We award options to align the interests of our executives with the interest of our shareholders by having the realizable value depend on an increase in our stock price. We believe this will motivate our officers to return value to our shareholders through future appreciation of our stock price. The options provide a long term incentive because they vest over a period of time (typically three years) and remain outstanding for ten years, encouraging executives to focus energies on long term corporate performance. The vesting periods are designed to encourage retention of our officers.

In Fiscal 2009 none of the named executive officers exercised any of their stock options that had vested.

Pension and retirement benefits

Our named executive officers do not participate in any deferred benefit retirement plans such as a pension plan.

Non-qualified deferred compensation

We do not have any deferred compensation programs for our named executive officers.

Other benefits

We provide private health care insurance to some of our named executives.

Performance awards

Our named executive officers are entitled to cash bonuses, as determined by our Remuneration and Nominations Committees and Board of Directors, based upon the attainment of commercial goals conveyed to that executive.

Our Compensation process

We have a Remuneration and Nominations Committee that is comprised of Neal Wyman and Peter Venton (two of the Company’s independent directors) that determines the compensation of the MGT Capital Investments, Inc.’s executive officers. The Board of Directors generally follows these recommendations.  Medicsight plc has its own Remuneration and Nominations Committee and Board of Directors that  has determined the executive compensation for David Sumner (Executive Chairman until his resignation on November 30, 2010) and Allan Rowley (Chief Executive Officer).  The Medicexchange Chairman determined the executive compensation for the Chief Executive Officer of Medicexchange (Alex Van Klaveren) until the sale of the Medicexhange assets in March 2010.

We do not formally benchmark our compensation against any peer group. However we informally consider competitive market practices with respect to the salaries and total compensation of our named executive officers. We review the market practices by reviewing publicly available information of other companies in the HCIT sector and our geographical areas. However while we review such market information, it is only one factor we considered in establishing compensation, and we did not make use of any formula incorporating such data.

Generally in determining whether to increase or decrease compensation to our named executive officers, we take into account any changes, of which we are aware, in the market pay levels, the performance of the executive officer, any increase or decrease in responsibilities and roles of the executive officer, the business needs for the executive officer, the transferability of managerial skills to another employer, the relevance of the executives officers experience to other potential employers and the readiness of the executive officer to assume a more significant role within the organization.

Newly Named Executive Officer

On December 13, 2010, the Board appointed Troy Robinson as the Company’s Chief Financial Officer, to fill the vacancy created by Mr. Rowley being appointed Chief Executive Officer. Mr. Robinson joined the Company in February 2007 as Group Controller. Mr. Robinson’s current annual base salary is $187 (£120).

Change in Control

The Company may immediately terminate the employment of any named officer for gross misconduct.  Subject to the foregoing, Allan Rowley is entitled to payment of his base compensation under the D4D Agreement until July 29, 2013 if he resigns or is terminated by the Company. Both Tim Paterson-Brown and Allan Rowley have change in control provisions under the D4D Agreement.  Upon the occurrence of a specified change in control event, each of Tim Paterson-Brown and Allan Rowley would be entitled to an immediate payment of the remainder of the applicable base compensation that would otherwise be due under the D4D Agreement.

Stock ownership guidelines

We have not implemented any stock ownership requirements for our named executive officers. We have issued stock options to our named executive officers, which we believe allows management to own equity in the Company and accordingly align their interest with those of other shareholders.

Summary Compensation Table

The following table summarizes Fiscal Years 2009, 2008 and 2007 compensation for services in all capacities of the Company’s named executive officers and other individuals.

Name and Principal Position	Year	Salary	Bonus	Option awards(4)	All other compensation	Total Compensation

Tim Paterson-Brown (1)	2009	$376	$—	$7	$—	$383
Chairman and CEO	2008	$443	$277	$—	$—	$720
	2007	$300	$500	$2,715	$—	$3,515

Allan Rowley(2)	2009	$292	$—	$176	$—	$468
CFO	2008	$295	$231	$—	$—	$526
	2007	$230	$380	$1,275	$—	$1,885

David Sumner(3)	2009	$313	$—	$150	$—	$463
Executive Chairman, Medicsight plc	2008	$370	$185	$—	$—	$555
	2007	$280	$430	$898	$18	$1,626

Alex Van Klaveren(4)	2009	$160	$—	$—	$—	$160
CEO, Medicexchange Limited	2008	$32	$—	$—	$80	$112
	2007	$—	$—	$160	$80	$240

Steven Howson(5)	2009	$391	$—	$31	$—	$422
Chief Operating Officer, Medicsight plc	2008	$189	$18	$285	$—	$492
	2007	$—	$—	$—	$—	$—

Kenichi Nakagawa	2009	$232	$—	$—	$—	$232
Managing Director, Medicsight Japan	2008	$210	$35	$26	$12	$283
	2007	$145	$31	$154	$11	$341

(1)    Tim Paterson-Brown was appointed Chief Executive Officer on September 21, 2004 and Chairman on June 21, 2007. Mr. Paterson-Brown was appointed Executive Chairman of Medicsight plc on November 30, 2010. Mr. Paterson-Brown resigned as Chief Executive Officer and Chairman on December 13, 2010.
(2)    Allan Rowley was appointed Chief Financial Officer on August 4, 2006. Mr. Rowley was resigned his position as Chief Financial officer and was appointed Chief Executive Officer on December 13, 2010.
(3)    David Sumner resigned as Executive Chairman of Medicsight plc on November 30, 2010.
(4)    Alex Van Klaveren was appointed CEO of Medicexchange Limited on September 15, 2008 and held this position until the assets of Medicexchange Limited were sold in March 2010.
(5)    Steven Howson left Medicsight plc in May 2010.
(6)    This column discloses the dollar amount of the aggregate grant date fair value of options granted in the year.

The following table summarizes Fiscal Years 2009, 2008 and 2007 compensation for services in all capacities of Troy Robinson, the Company’s recently named Chief Financial Officer

Year	Salary	Bonus	Option awards	All other compensation	Total Compensation

2009	$141	$—	$19	$—	$160
2008	$139	$18	$—	$—	$157
2007	$95	$44	$230	$—	$369

Outstanding Equity Awards at December 31, 2009

Name		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised unearned options	Option exercise price	Option expiry Dates

Tim Paterson-Brown

Medicsight plc	Plan J	145,833	729,166	£0.09 ($0.14)	May 14, 2019
MGT Capital Investments, Inc.	2007 Plan	666,667	333,333	$3.69	December 5, 2017

Allan Rowley

Medicsight plc	Plan J	333,333	1,666,667	£0.09 ($0.14)	May 14, 2019
MGT Capital Investments, Inc.	2007 Plan	333,334	166,663	$3.69	December 5, 2017

David Sumner

Medicexchange Limited	Plan A	100,000	50,000	£0.40 ($0.64)	June 30, 2016
Medicsight plc	Plan J	333,333	1,666,667	£0.09 ($0.14)	May 14, 2019

Alex Van Klaveren

MGT Capital Investments, Inc.	2007 Plan	66,667	33,333	$3.69	December 5, 2017

Steven Howson

Medicsight plc	Plan J	112,500	562,500	£0.09 ($0.14)	May 14, 2019
Medicsight plc	Plan K	300,000	—	£0.10 ($0.16)	May 20, 2019

Kenichi Nakagawa

Medicsight plc	Plan J	33,333	166,667	£0.09 ($0.14)	May 14, 2019

In Fiscal 2008 all employees, including the executive officers and other individuals listed above, were given the opportunity to forfeit all their existing Medicsight stock options in stock option Plans A through I and, in their place, receive in Plan J 50% of the number of forfeited options.

Grants of Plan-Based Awards

Name	Option grant dates	Number of options	Option exercise price	Grant date fair value (4)

Tim Paterson-Brown

Medicexchange Limited	July 20, 2006 (3)	150,000	£0.40 ($0.58)	$60
Medicsight plc	May 14, 2009 (2)	875,000	£0.09 ($0.14)	$475
MGT Capital Investments, Inc.	December 5, 2007 (1)	1,000,000	$3.69	$1,600

Allan Rowley

Medicexchange Limited	July 20, 2006 (3)	150,000	£0.40 ($0.58)	$60
Medicsight plc	May 14, 2009 (2)	2,000,000	£0.09 ($0.14)	$482
MGT Capital Investments, Inc.	December 5, 2007 (1)	500,000	$3.69	$800

David Sumner

Medicexchange Limited	July 20, 2006 (3)	150,000	£0.40 ($0.58)	$60
Medicsight plc	May 14, 2009 (2)	2,000,000	£0.09 ($0.14)	$541

Alex Van Klaveren

MGT Capital Investments, Inc.	December 5, 2007 (1)	100,000	$3.69	$160

Steven Howson

Medicsight plc	May 14, 2009 (2)	375,000	£0.09 ($0.14)	$195
Medicsight plc	May 20, 2009 (3)	300,000	£0.10 ($0.16)	$31

Kenichi Nakagawa

Medicsight plc	May 14, 2009 (2)	200,000	£0.09 ($0.14)	$80

(1)	One-third of options vest on each of the first, second and third anniversaries of the grant date
(2)	One-sixth of options vest every six months after the grant date
(3)	Fully vested
(4)	We estimate grant date fair value using the Black-Scholes option pricing model

Discussion of Summary Compensation and Grant of Plan Based Award Tables

Employment agreements

Pursuant to their prior employment agreements, Tim Paterson-Brown and Allan Rowley received an annual salary of $382 (£240) and $319 (£200) respectively, plus a bonus each year as determined by our Board of Directors based on attainment of performance goals conveyed to the employee.  Tim-Paterson Brown was on 12 months’ notice to the Company and 36 months’ notice from the Company.  Allan Rowley was on 6 months’ notice to the Company and 24 months’ notice from the Company.  Under the contract for services dated July 29, 2010 between the Company and D4D Limited (the “D4D Agreement”), D4D Limited agreed to provide the services of Messrs. Paterson-Brown and Rowley for similar compensation. In light of Tim Paterson-Brown’s-resignations of all his positions with the Company on December 13, 2010, he became entitled to receive his base compensation until July 29, 2013.

Potential Payments on Termination or Change in Control

The Company may immediately terminate the employment of any named officer for gross misconduct.  Subject to the foregoing, Allan Rowley is entitled to payment of his base compensation under the D4D Agreement until July 29, 2013 if he resigns or is terminated by the Company. Both Tim Paterson-Brown and Allan Rowley have change in control provisions under the D4D Agreement.  Upon the occurrence of a specified change in control event, each of Tim Paterson-Brown and Allan Rowley would be entitled to an immediate payment of the remainder of the applicable base compensation that would otherwise be due under the D4D Agreement.

Director Compensation for 2009

Name	Fees Earned or Paid in Cash (1)	Option Awards	All Other Compensation	Total

Neal Wyman	$40	$—	$—	$40
Dr L. Peter Fielding	$30	$—	$—	$30
Peter Venton (2)	$87	$—	$—	$87
Sir Christopher Paine	$20	$—	$—	$20
Dr Allan Miller	$20	$—	$—	$20

(1)
As employees of the Company, Tim Paterson-Brown, the Chairman and Chief Executive Officer, and Allan Rowley, the Company’s Chief Financial Officer, received no directors’ fees from the Company during 2009 and are therefore not included in the table.

(2)	Includes fees for services to the Company and to Medicsight plc.

All Directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

Independent Director Compensation

Each independent director receives annual compensation of $20.  Members of the Audit Committee and/or Remuneration and Nominations Committee receive an extra $10 for each committee they serve on.  For the fiscal year 2010, the Company does not propose any change in fees for its independent directors.

Required Vote

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted only for the purposes of meeting the quorum requirements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 TO RE-ELECT EACH OF MESSRS.  LADD, ROWLEY, WYMAN, AND VENTON AND TO ELECT MR. TANEY AS DIRECTORS OF THE COMPANY.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

Introduction

EisnerAmper LLP ("Eisner") has served as the Company’s independent auditors since November 18, 2003 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2010. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Meeting in person or by proxy, the Board will reconsider its selection of auditors.

One or more representatives of Eisner are expected to attend the Meeting, will have the opportunity to make a statement at the Meeting if they desire, and are expected to be available to respond to appropriate questions.

The following is a summary of fees paid to Eisner for services rendered:

(All amounts are in thousands.)

Audit Fees

The aggregate fees billed or expected to be billed for professional services rendered by Eisner for the years ended December 31, 2009 and December 31, 2008, for the annual audit of the Company's financial statements for such years amounted to $240 and $226, respectively.

Audit-Related Fees

The aggregate fees billed for audit–related services not reported as Audit Fees rendered by Eisner for the years ended December 31, 2009 and December 31, 2008 amounted to $0 and $58, respectively.

Tax Fees

The aggregate fees billed for tax services rendered by Eisner for the years ended December 31, 2009 and December 31, 2008 amounted to $80 and $60, respectively.

All Other Fees

 The Company did not receive products and services provided by Eisner, for the fiscal years ended December 31, 2009 and December 31, 2008, other than those discussed above.

The Company’s Audit Committee has approved the Company’s audit fees.

As of November 25, 2004, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee also is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Required Vote

The ratification of the Board’s selection of Eisner will require the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy and entitled to vote, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements and will not count for purposes of determining the number of votes cast in favor of the ratification of the Board’s selection of Eisner.

No Appraisal Rights

Under Delaware law, the Stockholders are not entitled to appraisal rights with respect to the Ratification of Auditors Proposal and the Company will not independently provide Stockholders with any such right.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE BOARD’S SELECTION OF EISNERAMPER LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL 3

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Recently enacted federal legislation (Section 14A of the Exchange Act) requires that we include in this Proxy Statement a non-binding stockholder vote on our executive compensation as described in this Proxy Statement (commonly referred to as “Say-on-Pay”) and a non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years.

We encourage stockholders to review the information set forth above under “Compensation Committee Report” and “EXECUTIVE COMPENSATION”, including the “Compensation Discussion and Analysis” and the tabular and narrative disclosure. As noted in the Compensation Discussion and Analysis:

•	Our goal is to provide a total compensation package that we believe our named officers and our stockholders will view as fair and equitable.

•	We have structured our compensation packages to motivate our named officers to achieve the Company’s business objectives and to align their interests with the interests of our stockholders.

•
This is not a mechanical process, and our Board of Directors has used its judgment and experience and works with our Remuneration and Nomination Committees to determine the appropriate mix of compensation for each individual.

Required Vote

Because the vote is advisory, it will not be binding upon the Board or the Remuneration and Nominations Committee and neither the Board nor the Remuneration and Nominations Committee will be required to take any action as a result of the outcome of the vote on this Proposal. The Remuneration and Nominations Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements

Recommendation

THE BOARD OF DIRECTORS STRONGLY ENDORSES THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE FOLLOWING RESOLUTION:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement under “Compensation Committee Report”, “EXECUTIVE  COMPENSATION”, including the “Compensation Discussion and Analysis”, and the tabular and narrative disclosure.

PROPOSAL 4

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

As mentioned above, recently enacted legislation requires that we include in this Proxy Statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

•
Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant  portion of the compensation of our named executive officers;

•
A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Required Vote

Although the vote is non-binding, our Board of Directors and the Remuneration and Nominations Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company.  In addition to solicitation by mail or through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.  Solicitation by officers and employees of the Company may also be made of some Stockholders following the original solicitation.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting.  If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals for 2011 Annual Meeting of Stockholders

A Stockholder may present proposals for inclusion in the Proxy Statement for the 2011 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company a reasonable time before the printing and mailing of the Proxy Statement for such annual meeting in compliance with, applicable SEC regulations.  Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2011 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Corporate Secretary.  The Corporate Secretary will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2009 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.  Such Report includes the Company’s audited financial statements for the 2009 fiscal year and certain other financial information, which is incorporated by reference herein.

The Company is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Fred Beatson-Hird, the Company’s representative, at 011-44-207-605-1151.

ANNUAL MEETING OF STOCKHOLDERS OF
MGT CAPITAL INVESTMENTS, INC.

February 2, 2011

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors.

NOMINEES	FOR	WITHHOLD

Robert Ladd	☐	☐

Allan Rowley	☐	☐

Neal Wyman	☐	☐

Peter Venton	☐	☐

Richard Taney	☐	☐

☐ FOR ALL NOMINEES ☐ WITHHELD FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee(s) you wish to withhold authority on the line(s) below.

2. To consider and act upon a proposal to ratify the Board’s selection of AMPER POLITZINER & MATTIA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. to consider and act upon an advisory resolution on executive compensation..

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.. to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation

☐ 1 YEAR ☐ 2 YEARS	☐ 3 YEARS	☐ A BSTAIN

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 2, 2011 AT 10:00 A.M. (GREENWICH MEAN TIME), AT THE OFFICES OF THE COMPANY, KENSINGTON CENTRE, 66 HAMMERSMITH ROAD, LONDON W14 8UD, UK,        ☐

To change the address on your account, please check                     ☐
the box at right and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may be submitted via this method.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND FOR 3 YEARS ON PROPOSAL 4 AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE..

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign, and mail your proxy promptly in the envelope provided.

Date:                       , 2011

(Print name of Stockholder)

(Print name of Stockholder)

Signature

Signature

Number of SHARES

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person

PLEASE MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED ON THE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

MGT CAPITAL INVESTMENTS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 2, 2011

Revoking all prior proxies, the undersigned, a stockholder of MGT CAPITAL INVESTMENTS, INC. (the “Company”), hereby appoints Robert Ladd and Allan Rowley or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on February 2, 2011 at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London W14 8UD, UK at 10:00 a.m. (Greenwich Mean Time), and at any adjournment thereof, upon the matters specified herein, all as more fully described in the Proxy Statement dated December 30, 2010, and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE OTHER SIDE